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                                                                   EXHIBIT 10.15

                      (Shenzhen Huaxuan Dongshan Factory)

                          LEASE CONTRACT FOR PREMISES

Landlord (Party A):     Yinzhika Electronics (Shenzhen) Limited Company

                        Registered Address:           Shenzhen Baoan District, Gushu Road Junction

                        Legal Representative:         Name:        Ye Xiao Hong
                                                      Title:       Director

                        Appointed Agent:              Name:        Lou Yu Xing
                                                      Title:       General Manager
AND
                        Sichuan Province, Leshan City, Jindi Real Estate Development Company

                        Legal Representative          Name:        Pen Yuan Qing
                                                      Title:       General Manager

Tenant (Party B):       Shenzhen Hua Xuan Printing Company Limited

                        Registered Address:           Shenzhen City, Baoan District,
                                                      Xixiang Village, Gushu Industrial Area

                        Legal Representative          Name:        Hu Hai Lin
                                                      Title:       Director

                        Appointed Agent               Name:        Zhao Xiao Chun
                                                      Title:       Manager

With reference to the relevant leasing regulations and policies of Guangdong Province and Shenzhen City, this Contract is established by the unanimous consultations of both Parties A and B, of which the contents are as follows:

Clause 1 Party A shall rent to Party B a six-story industrial factory building built by the two companies identified as Party A hereabove which was entrusted by the Gushu Economic Development Company of Xinan Town, Baoan District, Shenzhen City under the management of Party A, and the factory building is situate at Gushu Village, Xinan Town, Baoan District, Shenzhen
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                 City (the "Rented Factory Building") and a seven-story
                 dormitory (the "Rented Dormitory"). The Rented Factory Building and the Rented Dormitory are collectively referred to as the "Rented Premises".

                 Construction area of the Rented Factory Building is 7,993.5 m2; construction area of the Rented Dormitory is 5,596 m2.

                 Facilities inside (outside) the Rented Factory Building are:
                 (see Schedule I of this Contract for details of the List of Facilities of the Rented Factory)

                 Relevant items in the Rented Premises: (see Schedule II of this Contract for details of the List of items in the Rented Premises).

                 Party B may use the above facilities during the valid term of the lease without charge.

Clause 2 The duration of the lease of the Rented Premises (Rental Period) of Party B shall be three years, i.e., from ______________ 1996 to ___________.

Clause 3 Party B shall use the Rented Premises for the following purposes:

                 1.       As a workshop for light industrial production;

                 2. As a warehouse for raw materials and finished products, but limited to the lower floor; storage of raw materials and finished products on floors higher than the second floor shall not exceed the loading capacity of the Factory Building as designed;

                 3. As a dormitory for the employees and facilities for staff welfare;
                 4. For other purposes relevant to production and management.

                 When using the Rented Premises for purposes other than those stated above, Party B shall have the written consent of Party A and these other purposes shall not be in violation of the law, legal regulations and government regulations on leased premises. The designed load capacities shall not be exceeded, and sewage disposal shall conform with the requirements of the local environmental department.

Clause 4 Party A guarantees that the rental purposes hereabove mentioned conform with the requirements of law, legal regulations and government regulations.

Clause 5 Rental of the Rented Premises shall be Eleven Yuan and Eighty Cents Renminbi (RMB11.80) per square meter per month.


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                 Rental of the Rented Premises shall be calculated by reference to the construction area.

                 Party B shall pay Party A rent in the sum of One Hundred Sixty Thousand Three Hundred and Fifty-Six Renminbi Yuan (RMB160,356.0) by the tenth day of each month.

                 Party B shall pay rent by cheque into the bank account of Party A:

                 Name of Account:          Yinzhika Electronics (Shenzhen)
                                           Company Limited.

                 Bank:                     Construction Bank of China, Shennan
                                           Zhong Lu Office

                 Account No.:              33-26135387

Clause 6 Calculation of rent shall commence the day when Party A has completed setting up the "three basic infrastructure items" of supplies of the utilities of water, electricity and roads. (Transformer is 315 KVA, water is 150T).

Clause 7 Party B agrees to pay Party A a rental guarantee within the first week of the actual date of commencement of rent equivalent to two months' rental, i.e., Three Hundred and Twenty Thousand Seven Hundred and Twelve Renminbi Yuan (RMB320,712).

                 Party A shall issue a receipt to Party B when it receives the rental guarantee. Party A shall return guarantee to Party B when the lease expires.

Clause 8 Party B agrees to pay on behalf of Party A the expenditures for the purchase and installation of equipment and engineering work in connection with setting up the "three basic infrastructure items" (supplies of water, electricity and roads) from the execution date of this Contract till the commencement date of the lease. Such payments shall be made by Party B at any time directly to the suppliers of the facilities and the relevant design and construction units according to the actually incurred expenses . The amount of such payments shall be limited to three months' rent, and shall be used to offset the rental of the first three months after the commencement of the lease. Where the actual payment is less than three months' rent, Party B shall pay Party A the remaining amount at the appropriate time according to the relevant provisions on payment of rental in this Contract.





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Clause 9         From the date of execution of this Contract by the two parties till the actual commencement of lease, Party B shall, according to the actual situation of the Rented Premises and the actual necessity of its production and business, use the Rented Premises reasonably and appropriately (such as storing raw materials and products and finished products). During this period, Party A shall not receive any other rent, and the relevant management fees shall be offset by the interest payable on the payments made on behalf of Party A by Party B in Clause 8. Further within this period, Party B shall, according to the actual situation of the Rented Premises, proceed with installing the relevant electrical appliances and facilities and the necessary renovation work.

Clause 10        During the valid term of this Contract, the following expenses relevant to the Rented Premises shall be paid by Party B:

         (1)     Water supply fees:

         (2)     Electricity fees;

         (3)     Sanitary fees;

         (4)     Other expenses incurred in the process of using the premises.

Clause 11        Party B shall use the Rented Premises and its interior
                 (exterior) facilities normally and reasonably.

                 Party B shall not do any of the following acts in the Rented
                 Premises:

         (1)     Conduct illegal activities;

         (2) Alter the structure of the Rented Premises without the written consent of Party A and the approval of the relevant government departments;

Clause 12        Party A shall not disturb or obstruct the normal and
                 reasonable use of the Rented Premises in accordance with this Contract by Party B.

Clause 13        Party A shall examine and maintain the Rented Premises and the facilities interior (exterior) every two months and shall guarantee that the premises and the facilities interior
                 (exterior) are safe and normal.

                 Party A shall be responsible for examination and maintenance of the following:

         (1)     Leakage of the surface of the building;





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         (2)     Building structure;

         (3) Conditions of the transformers and the lifts for delivery of goods (including all problems for which the manufacturer or the vendor of the lifts are responsible during the guaranteed maintenance period).

                 Where any damages or breakdown occur for which Party A is responsible or which affect safe and normal usage of the Rented Premises and the facilities interior (exterior), Party B shall notify Party A promptly and adopt effective actions to prevent and mitigate the damages or the effects of such breakdown. Upon receiving Party B's notice, Party A shall proceed with the repair promptly; where Party A refuses to repair and thereby affects normal use of the premises, Party B shall repair on behalf of Party A.

                 Repair expenses under this Clause (including those incurred by Party B on behalf of Party A) shall be borne by Party A.

Clause 14        Other than repairs stipulated in Clause 13 which are the
                 responsibility of Party A or those repairs incurred by the improper or unreasonable use by Party B, the repair or compensation of any damage and breakdowns of the Rented
                 Premises and the facilities interior (exterior) shall be borne by Party B. Party B shall reimburse Party A for the expenses incurred in connection with the repairs and maintenance carried out by Party A on behalf of Party B.

Clause 15        During the valid term of the lease, Party A agrees that Party
                 B may proceed with renovations of the premises in accordance with reasonable and normal use.

Clause 16        During the valid term of the lease, Party B may assign and lease the Rental Premises to third parties with the written consent of Party A. Both parties A and B shall enter into a separate written agreement for this purpose.

Clause 17        During the valid term of the lease, Party A shall guarantee to
                 Party B that where the Rented Premises has to be assigned according to the law, Party A shall have the priority right of purchase under the same conditions; if the assignee of the Rented Premises is a third party other than Party B, the new assignee shall be bound by this Contract.

Clause 18        During the valid term of the lease, this Contract shall be terminated if any one of the following events occurs:

         (1) The occurrence of any force majeure or accident such that this Contract cannot be performed;





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         (2)     When the government decides to requisition the land of the
                 Rented Premises and the Rented Premises has to be demolished;

         (3) When Party A has not followed timely the relevant essential procedures of property leasing with the relevant government departments resulting in an arbitrary termination of this Contract by the relevant government departments.

Clause 19        During the valid term of the lease, this Contract may be
                 terminated where Party B is dissolved or its property rights are assigned, but the assignee of the property rights of Party
                 B shall continue to perform this Contract. Party A shall continue to perform its responsibilities as stipulated in this Contract, and shall not increase the stipulated rental of the premises or reduce the stipulated Rental Period. Where the assignee of the property rights of Party B does not continue to perform this Contract, the rental guarantee paid by Party B shall be used to compensate the losses of Party A.

Clause 20        During the valid term of the lease, this Contract may be
                 terminated upon the unanimous agreement between Parties A and B.

Clause 21        Party A may terminate this Contract due to the occurrence of any one of the following situations:

         (1)     Party B fails to pay rental for over three months;

         (2) Party B uses the Rented Premises for purposes other than those stipulated in Clause 3 without the consent of Party A and does not cure such use;

         (3) Party B is in breach of Clause 11 of this Contract and does not make any rectification;

         (4) Party B is in breach of Clause 14 of this Contract and does not bear responsibility for the maintenance and repair nor pay for the maintenance and repair expenses;

         (5) Party B sublets the Rented Premises to other persons without the consent of Party A;

         (6)     Other reasonable causes for terminating this Contract.

                 Party B shall compensate Party A for any losses of Party A due to any of the above sub-clauses (1), (2), (3), (4), and (5); Party A shall compensate Party B for any losses to Party B due to the above sub-clause (6).





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Clause 22         Party B may terminate this Contract due to the occurrence of any one of the following situations:

         (1) Party A delays delivery of the Rented Premises for over one month;

         (2) Party A is in breach of Clause 4 of this Contract whereby Party B is unable to use the Rented Premises according to its purposes;

         (3) Party A is in breach of Clause 12 of this Contract and does not make any rectification;

         (4) Party A is in breach of Clause 13 of this Contract and does not bear responsibility for the maintenance and repair nor pay for the maintenance and repair expenses;

         (5) The Rented Premises cannot be used for the purposes as stipulated in this Contract;

         (6) Due to major changes in the organization of Party B's company or its production and operational activities resulting in Party B having to move out from the Rented Premises;

         (7)     Other reasonable causes of terminating this Contract.

                 Party A shall compensate Party B for any losses of Party B due to any of the above sub-clauses (1), (2), (3), (4), and (5); Party B shall compensate Party A for any losses to Party A due to any of the above sub-clauses (6) and (7).

Clause 23        Upon the expiry of this Contract, and if Party B needs to
                 continue leasing the Rented Premises, Party B shall make its request for a continuation of the lease to Party A three months before expiry. Party A needs to continue leasing out the Rented Premises and Party B shall have priority of right of rental under the same conditions.

                 Where Parties A and B reach agreement in connection with the continuation of lease, another Contract shall be made.

Clause 24        Upon the expiry of this Contract, where Parties A and B have not reached agreement on the continuation of the lease, Party
                 B shall move out from the Rented Premises within fifteen days after the expiry of lease, and deliver the premises to Party
                 A.  If Party B does not move out from and return the Rented
                 Premises after expiry of lease, Party B shall pay to Party A three times the rental.





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                 When Party B delivers the Rented Premises, Parties A and B shall in accordance with the lists attached in Schedule I and II, conduct examination and delivery of the Rented Premises; if there are any damages, Party B shall be responsible for the repair or compensation.

                 The main operating system of the lifts and its main parts shall be intact when handing over the lifts for delivery of goods.

Clause 25        If Party B delays in making rental payment, Party B shall
                 immediately pay Party A a penalty sum which is equivalent to 0.003% of the unpaid rental payment due for each day of delay.

Clause 26        Any actual losses caused by either Party A or Party B to the other party by not performing this Contract shall be compensated by the non-performing Party.

Clause 27        The appendices to this Contract contain other matters agreed between both Party A and Party B, and the contents of the appendices shall have the same legal effect as this Contract.

Clause 28        For matters not covered by this Contract, both Parties A and B can conduct consultations for supplementary agreement, and the supplementary agreements shall have the same legal effect as this Contract.

Clause 29        Any dispute arising from performance of this Contract by both
                 Parties A and B shall be resolved by mediation; where mediation fails, the dispute shall be submitted to the Shenzhen Arbitration Committee for arbitration.

Clause 30        This Contract has six counterparts, Party A has four sets,
                 Party B and the witness each have one set.

Clause 31        This Contract shall take effect upon the execution by the
                 legal representatives/or the appointed agents of both parties
                 A and B.

Party A:         (chop of Yinzhika Electronics (Shenzhen) Company Limited)

                 Yinzhika Electronics (Shenzhen) Company Limited
                 Appointed Agent:                  Lou You Xing

                 (chop of Sichuan Leshan City Jindi Real Estate Development Company)





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                 Sichuan Leshan City Jindi Real Estate Development Company
                 Legal Representative:     Peng Yuan Qing

Party B:         (chop of Shenzhen Huaxuan Printing Company Limited)

                 Shenzhen Huaxuan Printing Company Limited
                 Appointed Agent:                  Zhao Xiao Chun
                 Witness:                          Jiang Run Shen

                                                                22 December 1995





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